                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date SEPTEMBER 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A      Information Regarding the Currrent Monthly Distribution
       (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1      The amount of the current monthly distribution in
              respect of Class A Monthly Principal                                                             0
                                                                                          -----------------------

       2      The amount of the current monthly distribution in
              respect of Class B Monthly Principal                                                             0
                                                                                          -----------------------

       3      The amount of the current monthly distribution in
              respect of Collateral Monthly Principal                                                          0
                                                                                          -----------------------

       4      The amount of the current monthly distribution in
              respect of CLASS A MONTHLY INTEREST                                                      4,169,708
                                                                                          -----------------------

       5      The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts                                                            0
                                                                                          -----------------------

       6      The amount of the current monthly distribution in
              respect of Class A Additional Interest                                                           0
                                                                                          -----------------------

       7      The amount of the current monthly distribution in
              respect of CLASS B MONTHLY INTEREST                                                        348,686
                                                                                          -----------------------

       8      The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts                                                            0
                                                                                          -----------------------

       9      The amount of the current monthly distribution in
              respect of Class B Additional Interest                                                           0
                                                                                          -----------------------

       10     The amount of the current monthly distribution in
              respect of COLLATERAL MONTHLY INTEREST                                                     575,871
                                                                                          -----------------------

       11     The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral monthly interest                                    0
                                                                                          -----------------------


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
B      Information Regarding the Performance of the Trust

       1      COLLECTION OF PRINCIPAL RECEIVABLES

              a)     The aggregate amount of Principal Collections
                     processed during the preceding Monthly
                     Period which were allocated in respect of the
                     Class A Certificates                                                            100,131,619
                                                                                          -----------------------

              b)     The aggregate amount of Principal Collections
                     processed during the preceding Monthly
                     Period which were allocated in respect of the
                     Class B Certificates                                                              8,192,617
                                                                                          -----------------------

              c)     The aggregate amount of Principal Collections
                     processed during the preceding Monthly Period
                     which were allocated in respect of the
                     Collateral Interest                                                              13,047,457
                                                                                          -----------------------

       2      PRINCIPAL RECEIVABLES IN THE TRUST

              a)     The aggregate amount of Principal
                     Receivables in the Trust as of the end of the
                     day on the last day of the preceding Monthly
                     Period (ending Principal Balance)                                             1,961,555,169
                                                                                          -----------------------

              b)     The amount of Principal Receivables in the
                     Trust represented by the Investor Interest
                     of Series 1996-1 as of the end of the day
                     on the last day of the preceding Monthly
                     Period                                                                        1,115,151,821
                                                                                          -----------------------

              c)     The amount of Principal Receivables in the
                     Trust represented by the Series 1996-1
                     Adjusted Investor Interest as of the end of
                     the day on the last day of the preceding
                     Monthly Period                                                                1,115,151,821
                                                                                          -----------------------

              d)     The amount of Principal Receivables in the
                     Trust represented by the Class A Investor
                     Interest as of the end of the day on the
                     last day of the preceding Monthly Period                                        920,000,000
                                                                                          -----------------------

              e)     The amount of Principal Receivables in the
                     Trust represented by the Class A Adjusted
                     Investor Interest as of the end of the day
                     on the last day of the preceding Monthly
                     Period                                                                          920,000,000
                                                                                          -----------------------

              f)     The amount of Principal Receivables in the
                     Trust represented by the Class B Investor
                     Interest as of the end of the day on the
                     last day of the preceding Monthly Period                                         75,273,000
                                                                                          -----------------------


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
              g)     The amount of Principal Receivables in the
                     Trust represented by the Collateral Interest
                     as of the end of the day on the last
                     day of the preceding Monthly Period                                             119,878,821
                                                                                          -----------------------

              h)     The Floating Investor Percentage with
                     respect to the preceding Monthly Period                                              56.39%
                                                                                          -----------------------

              i)     The Class A Floating Allocation with respect
                     to the preceding Monthly Period                                                      46.52%
                                                                                          -----------------------

              j)     The Class B Floating Allocation with respect
                     to the preceding Monthly Period                                                       3.81%
                                                                                          -----------------------

              k)     The Collateral Floating Allocation with respect
                     to the preceding Monthly Period                                                       6.06%
                                                                                          -----------------------

              l)     The Fixed Investor Percentage with respect to
                     the preceding Monthly Period                                                   N/A
                                                                                          -----------------------

              m)     The Class A Fixed Allocation with respect to
                     the preceding Monthly Period                                                   N/A
                                                                                          -----------------------

              n)     The Class B Fixed Allocation with respect to
                     the preceding Monthly Period                                                   N/A
                                                                                          -----------------------

              o)     The Collateral Fixed Allocation with respect
                     to the preceding Monthly Period                                                N/A
                                                                                          -----------------------

       3      DELINQUENT BALANCES

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                       Aggregate                          Percentage of
                                                       Account                            Total
                                                       Balance                            Receivables

              a) 35 - 64 days                                      27,754,439                              1.36%
                                                       -----------------------            -----------------------
              b) 65-94 days                                        13,341,074                              0.66%
                                                       -----------------------            -----------------------
              c) 95-124 days                                        9,723,783                              0.48%
                                                       -----------------------            -----------------------
              d) 125-154 days                                       7,854,471                              0.39%
                                                       -----------------------            -----------------------
              e) 155 or more days                                   6,357,704                              0.31%
                                                       -----------------------            -----------------------
              Total                                                65,031,470                              3.20%
                                                       -----------------------            -----------------------

       4      CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

              a)     The Aggregate Credit Loss Amount for
                     the preceding Monthly Period                                                      4,302,268
                                                                                          -----------------------

              b)     The Class A Credit Loss Amount for
                     the preceding Monthly Period                                                      3,549,370
                                                                                          -----------------------

              c)     The Class B Credit Loss Amount for
                     the preceding Monthly Period                                                        290,404
                                                                                          -----------------------


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
              d)     The Collateral Credit Loss Amount for
                     the preceding Monthly Period                                                        462,494
                                                                                          -----------------------

       5      INVESTOR CHARGE OFFS

              a)     The aggregate amount of Class A Investor
                     Charge Offs for the preceding Monthly Period                                              0
                                                                                          -----------------------

              b)     The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(a) above per $1,000
                     of original certificate principal amount                                                  0
                                                                                          -----------------------

              c)     The aggregate amount of Class B Investor
                     Charge Offs for the preceding Monthly Period                                              0
                                                                                          -----------------------

              d)     The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(c above per $1,000
                     of original certificate principal amount                                                  0
                                                                                          -----------------------

              e)     The aggregate amount of Collateral Charge
                     Offs for the preceding Monthly Period                                                     0
                                                                                          -----------------------

              f)     The aggregate amount of Collateral Charge
                     Offs set forth in 5(e) above per $1,000 of
                     original certificate principal amount                                                     0
                                                                                          -----------------------

              g)     The aggregate amount of Class A Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                              0
                                                                                          -----------------------

              h)     The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(g) above per
                     $1,000 original certificate principal amount
                     reimbursed on the Transfer Date immediately
                     preceding this Distribution Date                                                          0
                                                                                          -----------------------

              i)     The aggregate amount of Class B Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                              0
                                                                                          -----------------------

              j)     The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(I) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date                                                                    0
                                                                                          -----------------------

              k)     The aggregate amount of Collateral Charge
                     Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                                              0
                                                                                          -----------------------

              l)     The aggregate amount of Collateral Charge
                     Offs set forth in 5(k) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date                                                                    0
                                                                                          -----------------------


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
       6      INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

              a)     The amount of the Class A Servicing Fee
                     payable by the Trust to the Servicer for
                     the preceding Monthly Period                                                        958,333
                                                                                          -----------------------

              b)     The amount of the Class B Servicing Fee
                     payable by the Trust to the Servicer for
                     the preceding Monthly Period                                                         78,409
                                                                                          -----------------------

              c)     The amount of the Collateral Servicing Fee
                     payable by the Trust to the Servicer for
                     the preceding Monthly Period                                                        124,874
                                                                                          -----------------------

              d)     The amount of Servicer Interchange (.75%)
                     payable by the Trust to the Servicer for the
                     preceding Monthly Period                                                            696,970
                                                                                          -----------------------

       7      REALLOCATIONS

              a)     The amount of Reallocated Collateral Principal
                     collections with respect to this Distribution Date                                        0
                                                                                          -----------------------

              b)     The amount of Reallocated Class B Principal
                     collections with respect to this Distribution Date                                        0
                                                                                          -----------------------

              c)     The COLLATERAL BALANCE as of the close of
                     business on this Distribution Date                                              119,878,821
                                                                                          -----------------------

              d)     The CLASS B INVESTOR BALANCE as of the close
                     of business on this Distribution Date                                            75,273,000
                                                                                          -----------------------

       8      FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
              ALLOCABLE TO SERIES 1996-1

              a)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     preceding Monthly Period which were allocated
                     in respect of the Class A Certificates                                           18,143,505
                                                                                          -----------------------

              b)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     preceding Monthly Period which were allocated
                     in respect of the Class B Certificates                                            1,484,474
                                                                                          -----------------------

              c)     The aggregate amount of Collections of Finance
                     Charge Receivables processed during the
                     preceding Monthly Period which were allocated
                     in respect of the Collateral Interest                                             2,364,155
                                                                                          -----------------------

       9      PRINCIPAL FUNDING ACCOUNT

              a)     The principal amount on deposit in the Principal
                     Funding Account on or before the Transfer Date
                     of the preceding Monthly Period                                                           0
                                                                                          -----------------------


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
              b)     The Accumulation Shortfall with respect to the
                     preceding Monthly Period                                                                  0
                                                                                          -----------------------

              c)     The Principal Funding Investment Proceeds
                     deposited in the Finance Charge Account on or
                     before the Transfer Date of the preceding
                     Monthly Period                                                                            0
                                                                                          -----------------------

              d)     The amount of all or the portion of the Reserve
                     Draw Amount deposited in the Finance Charge
                     Account on or before the Transfer date of the
                     preceding Monthly Period from the Reserve Account                                         0
                                                                                          -----------------------

       10     RESERVE DRAW AMOUNT

       11     AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
              SERVICER INTERCHANGE]

              a)     The amount of Class A Available Funds on deposit
                     in the Finance Charge Account on or before the
                     Transfer Date of the preceding Monthly Period                                    18,143,505
                                                                                          -----------------------

              b)     The amount of Class B Available Funds on deposit
                     in the Finance Charge Account on or before the
                     Transfer Date of the preceding Monthly Period                                     1,484,474
                                                                                          -----------------------

              c)     The amount of Collateral Available Funds on deposit
                     in the Finance Charge Account on the
                     preceding Transfer Date                                                           2,364,155
                                                                                          -----------------------

       12     PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

              a)     The Portfolio Yield for the preceding Monthly Period                                 19.79%
                                                                                          -----------------------

              b)     The Portfolio Adjusted Yield for the preceding Monthly
                     Period                                                                               10.54%
                                                                                          -----------------------

C      FLOATING RATE DETERMINATIONS

       1      LIBOR for the Interest Period ending on this
              Distribution Date                                                                         5.26875%
                                                                                          -----------------------

       2      Number of days in this interest period                                                          30
                                                                                          -----------------------

       3      Interest Factor                                                                          0.548187%
                                                                                          -----------------------

D      CUSIP Numbers

       1      Class A                                                                      337365AA8
                                                                                          -----------------------
       2      Class B                                                                      337365AB6
                                                                                          -----------------------


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                          FIRST UNION DIRECT BANK, N.A.
                          SERVICER

                          By: /s/ JAMES H. GILBRAITH, II
                             -------------------------------------
                          James H. Gilbraith, II
                          Managing Director
                          First Union Direct Bank, N.A.